Q3 Fiscal 2018 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

© 2018 Transcat Inc.

Third Quarter Fiscal 2018 Execution

Consolidated Results

- Record revenue of $40.5 million, up 7.1%
- Productivity efforts progressing: gross margin up 40 bps to 24%; operating margin up 40 bps 6.6%
- Net income of $1.8 million, or $0.25 per diluted share; reduced corporate tax rate contributed $0.04

Service Segment

- Revenue increased 7.5% on all organic growth; 35 consecutive quarters of YOY revenue growth
- Increase comprised of new life science business with secondary growth in general industrial manufacturing
- Gross margin expanded 30 bps; impacts from Hurricane Harvey behind us at quarter-end

Distribution Segment

- Record sales of $21.7 million
- Higher demand from industrial customers, including new equipment sold through our independent representative network and increased web-based sales
- Rental revenue up 44% to $1.0 million

Revenue

($ in millions)

Q3 Service Segment


$17.5
$18.8
Q3 FY 2017
Q3 FY 2018

Q3 Distribution Segment


$20.4
$21.7
Q3 FY 2017
Q3 FY 2018

Consolidated – Annual


7% CAGR*
$118.5
$123.6
$122.2
$143.9
$151.1
$48.2
$51.8
$59.2
$71.1
$75.0
$70.3
$71.8
$63.0
$72.8
$76.1
FY 2014
FY 2015
FY 2016
FY 2017
Q3 FY 2018 TTM
Service
Distribution

- Service segment continues its strong momentum
  - Solid organic revenue growth
  - 8.5% Q3 FY18 TTM growth
  - 13% CAGR*

**FY 2014 – Q3 FY 2018 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income and Margin

($ in millions)

Q3 Service Segment


$0.9
$1.1
5.4%
5.7%
Q3 FY 2017
Q3 FY 2018

Consolidated – Annual


5% CAGR*
$6.7
$6.8
$6.3
$7.9
$8.1
$2.4
$3.7
$4.2
$4.8
$4.7
$4.3
$3.1
$2.1
$3.2
$3.4
FY 2014
FY 2015
FY 2016
FY 2017
Q3 FY 2018 TTM
Service
Distribution

Q3 Distribution Segment


$1.4
$1.6
6.9%
7.3%
Q3 FY 2017
Q3 FY 2018

- Productivity improvements more than offset some lingering hurricane impacts during the first part of the quarter
- Distribution margin up 40 bps despite lower vendor rebates

**FY 2014 – Q3 FY 2018 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income & Diluted EPS

($ in millions, except EPS)


Annual
$4.0
$4.0
$4.1
$4.5
$5.0
$0.54
$0.57
$0.58
$0.64
$0.69
FY 2014
FY 2015
FY 2016
FY 2017
Q3 FY 2018 TTM
Quarterly
Diluted EPS
$1.3
$1.8
$0.18
$0.25
Q3 FY 2017
Q3 FY 2018

- U.S. Tax Cuts and Jobs Act signed on December 22, 2017 right before the end of our third quarter
- Q3 effective tax rate of 21.9%; Reduced U.S. corporate tax rate contributed $0.04 per share in the quarter
- Given changes to the federal corporate income tax rate, expect a blended federal rate for full year fiscal 2018 to range between 28% and 29%*
- For fiscal year 2019, we expect our effective income tax rate to be approximately 26%*

** FY 2018 and FY 2019 tax rate expectations provided as of January 29, 2018*

Adjusted EBITDA* and Margin

($ in millions)

Q3 Service Segment


$2.1
$2.3
11.8%
12.1%
Q3 FY 2017
Q3 FY 2018

Q3 Distribution Segment


$1.8
$2.1
9.0%
9.8%
Q3 FY 2017
Q3 FY 2018

Consolidated – Annual

12% CAGR**


$10.0
$4.6
$5.4
$10.3
$6.1
$4.1
$10.6
$7.5
$3.1
$14.5
$9.6
$4.9
$15.3
$9.7
$5.5
FY 2014
FY 2015
FY 2016
FY 2017
Q3 FY 2018 TTM
Service
Distribution

- 22% CAGR for Service segment**
  - Validates strong operating leverage
- Consolidated results of $4.4 million up $0.5 million, or 12.8%, from Q3 FY17
  - Adjusted EBITDA* margin up 60 bps to 10.9%

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*
*** FY 2014 – Q3 FY 2018 TTM*
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt


$7.6
$12.2
$19.1
$27.3
$26.2
FY 2014
FY 2015
FY 2016
FY 2017
Q3 FY 2018

- $18.4 million available from credit facility as of December 23, 2017
- Total debt to TTM Adjusted EBITDA* 1.7x at quarter-end
- YTD FY18 CapEx of $5.1M for rental assets and customer-driven Service capabilities
- $50.0 million shelf registration on Form S-3 declared effective by SEC on January 5, 2018
  - No current plans to use, but provides flexibility

Capital Expenditures


$2.0
$3.5
$4.1
$5.3
$6.2
FY 2014
FY 2015
FY 2016
FY 2017
Q3 FY 2018 TTM

Cash Flow from Operations


$7.6
$4.4
$11.0
$7.5
$9.5
FY 2014
FY 2015
FY 2016
FY 2017
Q3 FY 2018 TTM

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

FY 2018 Outlook* -- Strong Momentum

Value proposition continues to resonate in the market

- Expect to finish the fiscal year strong with record revenue
- Service segment: Expect mid to high single digit organic growth and improved productivity
- Distribution segment: Optimistic performance will continue
- Operational Excellence initiatives ongoing: Upgrading the degree of sophistication in our processes and using technology as a competitive advantage
- Remain selective and disciplined in acquisition and investment approach
- CapEx spend of $6.0 million to $6.3 million

** Outlook provided as of January 29, 2018*

Upcoming Investor Relations Calendar

Feb 13-15	1:1 meetings in Milwaukee, Chicago and Boston
Mar 12-13	ROTH Conference (Dana Point, CA)
Mar 29	Sidoti Spring 2018 Conference (NYC)

Supplemental Information

Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2014	FY 2015	FY 2016	FY 2017	Q3 FY18 TTM
Net Income	$ 3,984	$ 4,026	$ 4,124	$ 4,522	$ 4,897
+ Interest Expense	130	234	247	719	985
+ Other Expense / (Income)	129	111	48	51	92
+ Tax Provision	2,462	2,397	1,883	2,642	2,114
Operating Income	$ 6,705	$ 6,768	$ 6,302	$ 7,934	$ 8,088
+ Depreciation & Amortization	2,945	3,090	3,946	6,184	6,044
+ Other (Expense) / Income	(129)	(111)	(48)	(51)	(92)
+ Noncash Stock Compensation	527	507	359	453	1,232
Adjusted EBITDA	$ 10,048	$ 10,254	$ 10,559	$ 14,520	$ 15,272

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2014	FY 2015	FY 2016	FY 2017	Q3 FY18 TTM
Service Operating Income	$ 2,379	$ 3,693	$ 4,155	$ 4,769	$ 4,731
+ Depreciation & Amortization	2,144	2,362	3,216	4,660	4,461
+ Other (Expense) / Income	(141)	(138)	(64)	(55)	(78)
+ Noncash Stock Compensation	230	224	171	217	619
Service Adjusted EBITDA	$ 4,612	$ 6,141	$ 7,478	$ 9,591	$ 9,733
Distribution Operating Income	$ 4,326	$ 3,075	$ 2,147	$ 3,165	$ 3,357
+ Depreciation & Amortization	801	728	730	1,524	1,583
+ Other (Expense) / Income	12	27	16	4	(14)
+ Noncash Stock Compensation	297	283	188	236	613
Distribution Adjusted EBITDA	$ 5,436	$ 4,113	$ 3,081	$ 4,929	$ 5,539
Service	$ 4,612	$ 6,141	$ 7,478	$ 9,591	$ 9,733
Distribution	$ 5,436	$ 4,113	$ 3,081	$ 4,929	$ 5,539
Total Adjusted EBITDA	$ 10,048	$ 10,254	$ 10,559	$ 14,520	$ 15,272

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.